SBL Fund
One Security Benefit Place
Topeka, Kansas 66636-0001

Supplement Dated April 29, 2011
to Prospectus Dated April 29, 2011

At its meeting on February 17, 2011, the Board of Directors of the SBL Fund – Series A (Large Cap Core) (the “Series”) approved a change in the Investment Strategy of the Series. The Series’ new Investment Strategy is reflected in the Series’ Prospectus dated April 29, 2011. However, the new Investment Strategy is not effective until May 2, 2011. As a result, the Prospectus shall be read as follows:

The first paragraph under Principal Investment Strategies shall be read as follows until May 2, 2011:

Series A pursues its objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in a widely-diversified portfolio of equity securities, which may include common stocks, rights, options, warrants, American Depositary Receipts (“ADRs”) and convertible securities, of companies, that, when purchased, have market capitalizations that are $5 billion or greater. The Fund’s index is the S&P 500 Index, which is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks.

The Principal Risks attributable to the strategies and other features of the Series are the same.

Please Retain This Supplement for Future Reference.